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                     VAN KAMPEN CORE PLUS FIXED INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                      SEPTEMBER 1, 2007 - FEBRUARY 29, 2008

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
                                                                   AMOUNT OF    % OF
                                        OFFERING       TOTAL        SHARES    OFFERING   % OF FUNDS
 SECURITY    PURCHASE/      SIZE OF     PRICE OF     AMOUNT OF     PURCHASED  PURCHASED     TOTAL                PURCHASED
PURCHASED   TRADE DATE     OFFERING      SHARES       OFFERING      BY FUND    BY FUND     ASSETS      BROKERS     FROM
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       Banc of    Banc of
                                                                                                       America    America
  Banc of    11/09/07         --         $100.55  $  817,600,000  $  950,000    0.116%      0.46%     Securiti
  America                                                                                              es LLC,
  Commerc                                                                                              Lehman
  ial Mgt                                                                                             Brothers
   2007                                                                                                  and
  5.7451%                                                                                              Morgan
    due                                                                                                Stanley
 2/10/2051

                                                                                                        Citi,     Lehman
                                                                                                      JPMorgan   Brothers
 General     11/29/07         --         $ 99.20  $4,000,000,000  $1,010,000    0.025%      0.51%     , Lehman
 Electric                                                                                             Brothers
 Company                                                                                              , Morgan
 5.250%                                                                                               Stanley,
   due                                                                                                CastleOak
12/6/2017                                                                                             Securiti
                                                                                                      es, L.P.
                                                                                                       Robert
                                                                                                         Van
                                                                                                      Securiti
                                                                                                         es,
                                                                                                        Inc.,
                                                                                                      Utendahl
                                                                                                       Capital
                                                                                                      Partners
                                                                                                       , L.P.
                                                                                                       and The
                                                                                                      Williams
                                                                                                       Group,
                                                                                                        L.P.

                                                                                                       Banc of   Citigroup
                                                                                                       America
 United      02/04/08   $3,000,000,000   $ 99.91  $1,100,000,000  $  305,000   0.0277%      0.12%     Securiti
 Health                                                                                                es LLC,
  Group                                                                                               Citigroup
  Inc.                                                                                                 Global
  6.00%                                                                                                Markets
   due                                                                                                  Inc.,
2/15/2018                                                                                               J.P.
                                                                                                       Morgan
                                                                                                      Securiti
                                                                                                      es Inc.,
                                                                                                      Deutsche
                                                                                                        Bank
                                                                                                      Securiti
                                                                                                      es Inc.,
                                                                                                       Morgan
                                                                                                       Stanley
                                                                                                        & Co.
                                                                                                      Incorpor
                                                                                                        ated,
                                                                                                        Bear,
                                                                                                     Stearns &
                                                                                                     Co., Inc.,
                                                                                                      Goldman,
                                                                                                       Sachs &
                                                                                                        Co.,
                                                                                                       Lehman
                                                                                                      Brothers
                                                                                                        Inc.,
                                                                                                        Loop
                                                                                                       Capital
                                                                                                      Markets,
                                                                                                        LLC,
                                                                                                       Merrill
                                                                                                       Lynch,
                                                                                                       Pierce,
                                                                                                      Fenner &
                                                                                                        Smith
                                                                                                      Incorpor
                                                                                                      ated and
                                                                                                         The
                                                                                                      Williams
                                                                                                       Capital
                                                                                                       Group,
                                                                                                        L.P.

                                                                                                       Banc of     Banc of
                                                                                                       America     America
  Hewlett     2/25/08         --         $ 99.93  $  750,000,000  $  120,000    0.016%      0.04%      Securit   Securities
  Packard                                                                                              es LLC,
    Co.                                                                                                 HSBC
   5.50%                                                                                              Securiti
    due                                                                                               es (USA)
03/01/2018                                                                                              Inc.,
                                                                                                        J.P.
                                                                                                       Morgan
                                                                                                     Securities
                                                                                                        Inc.,
                                                                                                       Lehman
                                                                                                      Brothers
                                                                                                        Inc.,
                                                                                                         BNP
                                                                                                       Paribas
                                                                                                     Securities
                                                                                                       Corp.,
                                                                                                       Credit
                                                                                                       Suisse
                                                                                                      Securiti
                                                                                                      es (USA)
                                                                                                        LLC,
                                                                                                      Deutsche
                                                                                                        Bank
                                                                                                      Securiti
                                                                                                      es Inc.,
                                                                                                     Greenwich
                                                                                                       Capital
                                                                                                      Markets,
                                                                                                        Inc.,
                                                                                                       Morgan
                                                                                                       Stanley
                                                                                                        & Co.
                                                                                                      Incorpor
                                                                                                      ated and
                                                                                                         SG
                                                                                                      Americas
                                                                                                      Securiti
                                                                                                       es, LLC
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